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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                October 15, 2001


                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other Jurisdiction of Incorporation)

                                    333-62445
                            (Commission File Number)

                                   51-0337491
                      (I.R.S. Employer Identification No.)

                Navistar Financial Retail Receivables Corporation
                                2850 W. Golf Road
                            Rolling Meadows, IL 60008
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (847) 734-4000

   Former name or former address, if changed since last report: Not applicable

                         Exhibit Index appears on Page 4



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Item 5.  Other Events

         On October 15, 2001, the registrant made available to prospective investors a series term sheet setting forth a description of the initial collateral pool and the proposed structure of $400,000,000 aggregate principal amount of Series 2001-B Asset Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4 and Class B, of Navistar Financial 2001-B Owner Trust. The series term sheet is attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.       Description

Exhibit 99 Series Term Sheet dated October 15, 2001 with respect to the proposed issuance of the Series 2001-B Asset Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4 and Class B, of Navistar Financial 2001-B Owner Trust

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NAVISTAR FINANCIAL RETAIL RECEIVABLES
                                       CORPORATION
                                       (Registrant)


Dated: October 15, 2001                By: /s/ Andrew J. Cederoth
                                       Its: Vice President and Treasurer

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                                INDEX OF EXHIBITS


Exhibit No        Exhibit

Exhibit 99 Series Term Sheet dated October 15, 2001 with respect to the proposed issuance of the Series 2001-B Asset Backed Notes, Class A-1, Class A-2, Class A-3, Class A-4 and Class B, of Navistar Financial 2001-B Owner Trust